SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2003

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

Signatures
Ex-99.1 Press Release

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On November 4, 2003, the Company issued a press release announcing the completion of the Company’s tender offer relating to the purchase of the Company’s Senior Subordinated Notes, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits:

99.1	Press Release dated November 4, 2003

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: November 4, 2003	By:	/s/ Bob Marlowe

Bob Marlowe Secretary-Treasurer Chief Accounting Officer